April 22, 1999

                         SUPPLEMENT TO THE PROSPECTUS OF
                        PIONEER VARIABLE CONTRACTS TRUST
                                DATED MAY 1, 1998


The following supplements the corresponding section of the prospectus.

IV.      THE FUND AND THE PIONEER ORGANIZATION

THE MANAGER

REAL ESTATE GROWTH PORTFOLIO: Effective April 1, 1999, day-to-day management of the portfolio's investments is the responsibility of Matthew L. Ostrower, a vice president of Pioneer since 1999. Mr. Ostrower has worked for The Boston Financial Group as a real estate analyst since 1995 and has been working with Pioneer as an investment professional since 1996.

Mr. Ostrower is supervised by Theresa A. Hamacher, chief investment officer of Pioneer. She joined Pioneer in 1997 and has been an investment professional since 1984; most recently as chief investment officer at another investment adviser.

THE REAL ESTATE GROWTH PORTFOLIO SUBADVISER. Boston Financial Securities, Inc.
(BFS), which is an affiliate of The Boston Financial Group Limited Partnership, has extensive experience and expertise in placing, evaluating and providing advice on a variety of real estate related investments since 1969. In its capacity as subadviser to the portfolio, BFS (i) identifies and analyzes real estate industry companies, (ii) analyzes market conditions affecting the real estate industry generally and specific geographical and securities markets,
(iii) reviews and analyzes the portfolio's investments and (iv) furnishes advisory reports to Pioneer.

     Mr. Fred N. Pratt, Jr. has the ultimate responsibility for overseeing the provisions of subadvisory services to the portfolio. Mr. Pratt is president and chief executive officer of Boston Financial Group, director of BFS. Mr. Pratt has worked in the real estate industry since 1969.

V.        FUND MANAGEMENT FEES AND EXPENSES

Effective April 1, 1999, Pioneer Investment Management, Inc. ("Pioneer") has agreed to waive a portion of its management fee to the extent required to reduce the fee from 1.00% to 0.80% of the portfolio's average daily net assets. As previously agreed, Pioneer will not charge its management fee and will make other arrangements, if necessary, to limit the portfolio's Class I share total annual operating expenses to 1.25% of the portfolio's average daily net assets attributable to Class I shares. These agreements are voluntary and temporary and may be revised or terminated at any time.


                                                                       0499-6533
                                             (C) Pioneer Funds Distributor, Inc.